UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2021

BLACK SPADE ACQUISITION CO

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40616	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 2902, 29/F, The Centrium, 60 Wyndham Street, Central, Hong Kong	00000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 3955 1316

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value, included as part of the units	BSAQ	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50, included as part of the units	BSAQWS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BSAQU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On July 20, 2021, Black Spade Acquisition Co (the “Company”) consummated its initial public offering (“IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $150,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 6,000,000 warrants (the “Private Placement Warrants”) to Black Spade Sponsor LLC (the “Sponsor”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $6,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, so long as they are held by the Sponsor or its permitted transferees: (1) they will not be redeemable by the Company; (2) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) are entitled to registration rights.

A total of $150,000,000, comprised of $147,000,000 of the proceeds from the IPO, including $5,250,000 of the underwriters’ deferred discount, and $3,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. and will then be transferred for the duration of the transaction into a segregated trust account at Citibank, NA, with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if it does not complete an initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company registration statement (File No. 333-257517):

•	An Underwriting Agreement, dated July 15, 2021, between the Company and Citigroup Global Markets Inc. as representative of the several underwriters.

•	The Amended and Restated Memorandum and Articles of Association of the Company, dated July 12, 2021.

•	A Warrant Agreement, dated July 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated July 15, 2021, among the Company and certain security holders.

•	An Investment Management Trust Agreement, dated July 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated July 15, 2021, between the Company and certain security holders.

•	A Sponsor Warrants Purchase Agreement, dated July 15, 2021, between the Company and the Sponsor.

•	An Administrative Services Agreement, dated July 15, 2021, between the Company and the Sponsor.

•	Indemnity Agreements, each dated July 15, 2021, between the Company and each of its executive officers and directors.

On July  16, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On July 20, 2021, the Company issued a press release, a copy of which is attached as Exhibit  99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 15, 2021, between the Company and Citigroup Global Markets Inc., as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated July 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	A Letter Agreement, dated July 15, 2021, among the Company and certain security holders.

10.2	Investment Management Trust Agreement, dated July 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated July 15, 2021, between the Company and certain security holders.

10.4	Sponsor Warrants Purchase Agreement, dated July 15, 2021, between the Company and Black Spade Sponsor LLC.

10.5	Administrative Services Agreement, dated July 15, 2021, between the Company and Black Spade Sponsor LLC.

10.6	Indemnity Agreement, dated July 15, 2021, between the Company and Chi Wai Dennis Tam.

10.7	Indemnity Agreement, dated July 15, 2021, between the Company and Shing Joe Kester Ng.

10.8	Indemnity Agreement, dated July 15, 2021, between the Company and Francis Chi Yin Ng.

10.9	Indemnity Agreement, dated July 15, 2021, between the Company and Russell William Galbut.

10.10	Indemnity Agreement, dated July 15, 2021, between the Company and Robert Steven Moore.

10.11	Indemnity Agreement, dated July 15, 2021, between the Company and Po Yi Patsy Chan.

10.12	Indemnity Agreement, dated July 15, 2021, between the Company and Wing Hong Sammy Hsieh.

99.1	Press Release, dated July 16, 2021.

99.2	Press Release, dated July 20, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2021

BLACK SPADE ACQUISITION CO

By:	/s/ Chi Wai Dennis Tam
Chi Wai Dennis Tam
Chairman and Co-Chief Executive Officer